Walgreen Management Incentive Plan

1.	Purpose:	The purpose of the Walgreen Management Incentive Plan
(the "Plan") is to provide special incentive and motivation to those Walgreen employees who make substantial contributions to the success of Walgreen Co. by their exceptional service.

2.	Definitions:	For the purpose of the Plan, unless the context
provides otherwise:

a.	The term "Company" shall mean and include Walgreen Co. and all of its wholly-owned subsidiaries.

b.	The term "Employees" shall mean any employee of the Company, including, but not limited to, the officers of Walgreen Co.

c.	The term "Committee" shall mean the compensation committee
appointed by the Board of Directors of Walgreen Co. from among its own members.

d.	The term "Plan Participant" shall mean any Employee who
participates in and is eligible to receive incentive compensation under the terms of the Plan.

e.	The term "Bonus Base Earnings" shall mean the consolidated net earnings of the Company for the fiscal year, before deducting the LIFO inventory valuation provision and the provision for taxes based upon income, less the interest income earned on Average Short-Term Investments in excess of Average Short-Term
Borrowings which is deducted in the determination of Average
Invested Capital under the provisions of paragraph 2h of the Plan, less the effect of the capitalized lease obligations upon income, plus the Stock Award Plan provision and after adjusting to eliminate the effect of acquisitions and divestitures upon earnings, net of their related effect on the profit sharing provision, all computed in accordance with generally accepted accounting principles and as reported to the shareowners in the Annual Report of the Company, but subject to any adjustment as may be made under the provisions of paragraph 3g of the Plan.

f.	The term "Average Short-Term Borrowings" shall mean the daily average short-term borrowings of the Company during the fiscal quarter.

g.	The term "Average Short-Term Investments" shall mean the daily average short-term investments of the Company during the fiscal quarter.

h.	The term "Invested Capital" shall mean the consolidated
shareowners' equity, plus long-term obligations (including the current portion of long term debt and capital base obligations) plus deferred income taxes, plus the reserve for LIFO inventory valuation net of its income tax effect, all computed in accordance with generally accepted accounting principles, plus the Average Short-Term Borrowings and less the Average Short-Term Investments (allowing a net investment position to reduce the Invested Capital in a quarter) for the fiscal quarter, all as they may be classified as such under generally accepted accounting principles, except that any capitalized lease obligations shall be excluded, and the liability relating to the current year's Stock Award Plan provision, net of profit sharing and income taxes shall be included, but all subject to any adjustment as may be made under the provisions of paragraph 3g of the Plan.

i.	The term "Average Invested Capital" shall mean the total of
the Invested Capital at the beginning of each fiscal quarter of such fiscal year divided by the number of fiscal quarters included therein.

j.	The term "Return on Invested Capital" shall mean the Bonus
Base Earnings for the fiscal year divided by the Average
Invested Capital for the fiscal year.

k.	The term "Salary Grade" shall mean the salary grades to which job positions are assigned under the Walgreen Co. Salary
Administration Program.

l.	The term "Base Salary" shall mean the base salary earned
during the fiscal year, including salary earned but deferred or reduced pursuant to Section 401(k) or Section 125 of the Internal Revenue Code, under the terms of a Company benefit plan. The term "Base Salary" does not include any incentive or performance bonuses, Christmas bonus, stock purchase discounts, or other fringe benefits, tips, suggestions system awards, or other supplementary remuneration.

m.	The term "Prorated Bonus Base Salary" shall mean the first
$25,000 of the Base Salary, or portion thereof, based on the percent of the year during which the participant was bonusable.

n.	The term "Swing Bonus Base Salary" shall mean that portion of the Base Salary earned while bonusable which is in excess of prorated bonus base salary.

o.	The term "Bonus Pool" shall mean the aggregate amount of bonus dollars earned collectively by all the Plan Participants.

p.	The term "Bonus Percent" shall mean the percentage determined under the provision of paragraph 3b of the Plan.

q.	The term "Individual Penalty" shall mean the amount of any
reduction in the bonus share that would otherwise be allocated to a Plan Participant by reason of unsatisfactory performance as determined by the Vice President in charge of the respective division, and concurred in by either the President or the Chairman of the Board, or both.

3.	The Plan:

a.	Any Employee (1) whose job position is in Salary Grade 12 or above and is not covered by another management incentive plan;
or (2) who, in the opinion of management, is in a position to make a substantial contribution to the success of Walgreen Co.
by exceptional service in a supervisory or staff position, may be recommended by management, and if approved by the Committee, will become a Plan Participant the bonus.

b.	Prior to the beginning of each fiscal year, or as early in the fiscal year as is practical considering the circumstances, management will recommend to the Board of Directors the Return
On Invested Capital which will result in Bonus Percents of 0%,
40%, 50%, 60%, 70%, 80%, 90% and 100% which will apply to the
Bonus Pool. When approved by the Board of Directors, those rates of Return On Invested Capital will become the standards of performance for incentive bonus purposes for the fiscal year, provided that:

(1)	No bonus will be paid unless the Bonus Percent earned is
at least 5%.

(2)	The maximum allowable Bonus Percent will be 100%.

(3)	Bonus Percent between 0% and 40%, 40% and 50%, 50% and
60%, 60% and 70%, 70% and 80%, 80% and 90%, 90% and 100%
will be interpolated on a straight line basis.

c.	For fiscal 1989, the amount to be paid into the bonus pool
will be the sum of the following:

(1)	5% of the Prorated Bonus Base Salary of all the Plan
Participants.

(2)	The product of multiplying the Swing Bonus Base Salary of
all the Plan Participants in Salary Grade 14 and above and in Salary Grades 12 and 13 with more than one year of participation in the Plan by the Bonus Percent.

(3)	The product of multiplying the Swing Bonus Base Salary of
Grades 12 or 13 in the initial year of participation by 33% of the bonus percent.


d.	For fiscal 1989, the bonus will be allocated to the Individual
Plan Participants in Salary Grades 12 and above in the following manner:

(1)	For all Salary Grades 14 and above and Salary Grade 12
and 13 with more than one year of participation in the Plan the participants will be entitled to:

(a)	5% of Prorated Base Salary.

(b)	Plus the products of multiplying the Swing Bonus Base
Salary by the Bonus Percent.

(c)	Minus any Individual Penalty.

(2)	Participants in Salary Grade 12 or 13 in the initial year
of Plan participation will be entitled to:

(a)	5% of Prorated Bonus Base Salary.

(b)	Plus the products of multiplying the Swing Bonus Base
Salary by 33% of the Bonus Percent.

(c)	Minus any Individual Penalty.

e.	For years after fiscal 1989, the amount to be paid into the
bonus pool will be the sum of the following:

(1)	5% of the Prorated Bonus Base Salary of all the Plan
Participants.

(2)	The product of multiplying the Swing Bonus Base Salary of
Grades 12 or 13 in the initial year of participation by 33% of the bonus percent.

(3)	The product of multiplying the Swing Bonus Base Salary of
Grades 12 or 13 in the second year of participation by 66% of the bonus percent.

(4)	The product of multiplying the Swing Bonus Base Salary of
all the Plan Participants in Salary Grade 14 and above and in Salary Grades 12 and 13 with more than two years of participation in the Plan by the Bonus Percent.

(f)	For years after fiscal 1989, the bonus will be allocated to
the Individual Plan Participants in Salary Grades 12 and above in the following manner:

(1)	For all Salary Grades 14 and above and Salary Grade 12
and 13 with more than two years of participation in the Plan the participants will be entitled to:

(a)	5% of Prorated Bonus Base Salary.

(b)	Plus the products of multiplying the Prorated Swing
Bonus Base Salary by the Bonus Percent.

(c)	Minus Individual Penalty.

(2)	Participants in Salary Grade 12 and 13 in the second year
of Plan participation will be entitled to:

(a)	5% of Prorated Bonus Base Salary.

(b)	Plus the products of multiplying the Swing Bonus Base
Salary by 66% of the Bonus Percent.

(c)	Minus any Individual Penalty.

(3)	Participants in Salary Grade 12 and 13 in the initial
year of Plan participation will be entitled to:

(a)	5% of Prorated Bonus Base Salary.

(b)	Plus the products of multiplying the Swing Bonus Base
Salary by 33% of the Bonus Percent.

(c)	Minus any Individual Penalty.

g.	After the end of each fiscal year when the computations and
accounting determinations required by paragraphs 3b, 3c and 3d, or 3b, 3e and 3f have been completed, the Chief Accounting Officer of the Company will report to the Committee that in his opinion those computations, and accounting determinations were made in reasonable accordance with the terms of the Plan, and generally accepted accounting principles, subject to any adjustments provided for under the terms of paragraph 3i of the Plan and the certifications provided for under the terms of paragraph 3h of the Plan.

h.	At the end of each fiscal quarter, the Treasurer of the
Company will certify in writing to the Chief Accounting
Officer of the Company the Average Short-Term Borrowings and the Average Short-Term Investments for the fiscal quarter just ended.

i.	In the event that the Company experiences any extraordinary
items of profit or loss, the Finance Committee of the Board of Directors will recommend to the full Board of Directors whether such extraordinary items will be included in or excluded from the bonus calculation, and in such situations the Chairman of the Finance Committee will report the Board of Directors' decision in writing to the Chief Accounting Officer of the Company.

j.	The bonus earned by the Plan Participants under the terms of the Plan will be paid to the Plan Participants after the first meeting of the Board of Director which follows the end of the applicable fiscal year, but in no event later than the date by which such bonus must be paid in order to be allowed as a Federal income tax deduction for that fiscal year.

k.	Any Plan Participant who leaves the employ of the Company for reasons other than retirement or disability during the fiscal year shall not be eligible to participate in the bonus pool provided by this Plan. It is not intended that this paragraph of the Plan shall prohibit Management from recommending to the Board of Directors for its approval a discretionary bonus if in the sole judgment of Management such a discretionary bonus is warranted.

4.	Amendment of the Plan:	The Plan may be amended from time to time
or terminated at any time by the Board of Directors.



Walgreen Management Incentive Plan
Amendment No. 1

I

Paragraph 2i of the Plan shall be amended to read as follows, effective September 1, 1989:


i.	The term "Average Invested Capital" shall mean the total of
the Invested Capital at the beginning of the fiscal year plus at the end of each fiscal quarter of such fiscal year divided by five.

II

In all respects, except as otherwise set forth, the Plan shall remain in force and effect.


Walgreen Management Incentive Plan
Amendment No. 2
I
A new Paragraph 3f(4) of the Plan shall be added to read as follows:

(4) Notwithstanding Paragraphs (2) and (3) above, the bonus amount payable to a participant hired within the fiscal year, or who received payment under another company incentive plan during the prior year, shall be determined by that participants Corporate Vice President and the Vice President of Human Resources.

II

In all repects, except as otherwise set forth, the Plan shall remain in force and effect.



Walgreen Management Incentive Plan
 Amendment No. 3
I
Paragraph 3 of the Plan shall be amended to read as follows:

c.	For fiscal 1989, the amount to be paid into the bonus pool
will be the sum of the following:

(1)	5% of the Prorated Bonus Base Salary of all the Plan
Participants in Salary Grade 14 and above, and in Salary
Grades 12 and 13 with more than one year of participation in the Plan.

(2)	The product of multiplying 5% of the Prorated Bonus Base
Salary of all the Plan participants in Salary Grades 12 or 13 in the initial year of participation by 33%.

(3)	The product of multiplying the Swing Bonus Base Salary of
all the Plan Participants in Salary Grade 14 and above, and in Salary Grades 12 and 13 with more than one year of participation in the Plan by the Bonus Percent.

(4)	The product of multiplying the Swing Bonus Base Salary of
Grades 12 or 13 in the initial year of participation by 33% of the bonus percent.

d.	For fiscal 1989, the bonus will be allocated to the Individual
Plan Participants in Salary Grades 12 and above in the following manner:

(1)	For all Salary Grades 14 and above, and Salary Grades 12
and 13 with more than one year of participation in the Plan the participants will be entitled to:

(a)	5% of Prorated Bonus Base Salary.

(b)	Plus the products of multiplying the Swing Bonus Base
Salary by the Bonus Percent.

(d)	Minus any Individual Penalty.

(2)	Participants in Salary Grades 12 or 13 in the initial
year of Plan participation will be entitled to:

(a)	5% of Prorated Bonus Base Salary multiplied by 33%.

(b)	Plus the products of multiplying the Swing Bonus Base
Salary by 33% of the Bonus Percent.

(c)	Minus any Individual Penalty.

e.	For years after fiscal 1989, the amount to be paid into the
bonus pool will be the sum of the following.

(1)	5% of the Prorated Bonus Base Salary of all the Plan
Participants in Salary Grade 14 and above, and in Salary
Grades 12 and 13 with more than two years of participation in the plan.

(2)	The product of multiplying 5% of the Prorated Bonus Base
Salary of all the Plan Participants in Salary Grades 12 or 13 in the initial year of participation by 33%.

(3)	The product of multiplying 5% of the Prorated Bonus Base
Salary amount of all the Plan Participants in the second year of participating by 66%.

(4)	The product of multiplying the Swing Bonus Base Salary of
Grades 12 or 13 in the initial year of participation by 33% of the Bonus Percent.

(5)	The product of multiplying the Swing Bonus Base Salary of
Grades 12 or 13 in the second year of participation by 66% of the Bonus Percent.

(6)	The product of multiplying the Swing Bonus Base Salary of
all the Plan Participants in Salary Grade 14 and above, and in Salary Grades 12 and 13 with more than two years of participation in the Plan by the Bonus Percent.

f.	For years after fiscal 1989, the bonus will be allocated to
the Individual Plan Participants in Salary Grade 12 and above in the following manner:

(1)	For all Salary Grades 14 and above, and Salary Grades 12
and 13 with more than two years of participation in the Plan, the participants will be entitled to:

(a)	5% of Prorated Bonus Base Salary.

(b)	Plus the products of multiplying the Prorated Swing
Bonus Base Salary by the Bonus Percent.

(c)	Minus Individual Penalty.

(2)	Participants in Salary Grades 12 and 13 in the second
year of Plan participation will be entitled to:

(a)	5% of Prorated Bonus Base Salary multiplied by 66%.

(b)	Plus the products of multiplying the Swing Bonus Base
Salary by 66% of the Bonus Percent.

(c)	Minus any Individual Penalty.

(3)	Participants in Salary Grades 12 and 13 in the initial
year of Plan participation will be entitled to:

(a)	5% of Prorated Bonus Base Salary multiplied by 33%.

(b)	Plus the products of multiplying the Swing Bonus Base
Salary by 33% of the Bonus Percent.

(c)	Minus any Individual Penalty.

II

In all respects, except as otherwise set forth, the Plan shall remain in full force and effect.



Walgreen Management Incentive Plan
Amendment No. 4

I

A new paragraph 2r shall be added to the Plan as follows:

2r. The term "Extraordinary Items" shall mean significant transactions that are different from the typical or customary business transactions and are not expected to occur frequently as determined by the informed professional judgment of the chief financial officer of the Company after taking into consideration all the facts involved in a particular situation and the objectives of the Plan.

II

Current paragraphs 3(c) and (d) shall be deleted and subsequent paragraphs renumbered accordingly.

III

In all respects, except as otherwise set forth, the Plan shall remain in force and effect.